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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 12, 2003




                              NUEVO ENERGY COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



           DELAWARE                                       76-0304436
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)



1021 MAIN, SUITE 2100, HOUSTON, TEXAS                       77002
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (713) 652-0706


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

         o   99.1 Press release issued August 12, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On August 12, 2003, Nuevo Energy Company issued a press release announcing second quarter 2003 earnings. A copy of the press release is furnished with this report as Exhibit 99.1


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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  NUEVO ENERGY COMPANY
                                                      (Registrant)

Date:     August 12, 2003                By:  /s/ James L. Payne
      ----------------------                  ----------------------------------
                                              James L. Payne
                                              Chairman, President and
                                              Chief Executive Officer


Date:     August 12, 2003                By:  /s/ Janet F. Clark
      ----------------------                  ----------------------------------
                                              Janet F. Clark
                                              Senior Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX



     99.1 Press release dated August 12, 2003, announcing the second quarter 2003 earnings.